                                                                       EXHIBIT 2

                          SECURITIES PURCHASE AGREEMENT

                                   dated as of

                                  May 20, 1999

                                      among

                          CARDIAC PATHWAYS CORPORATION

                                       and

                          The Purchasers listed on the
                             signature pages hereof

                                TABLE OF CONTENTS


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                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions.....................................................1

                                    ARTICLE 2
                         PURCHASE AND SALE OF SECURITIES

SECTION 2.01.  Commitments to Purchase.........................................4
SECTION 2.02.  The Closings....................................................5

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Organization, Standing, etc.....................................6
SECTION 3.02.  Authorization; Noncontravention.................................6
SECTION 3.03.  Binding Effect..................................................6
SECTION 3.04.  Capitalization..................................................6
SECTION 3.05.  Litigation, Proceedings; No Defaults............................8
SECTION 3.06.  Investment Company..............................................8
SECTION 3.07.  Governmental Regulation.........................................8
SECTION 3.08.  Solicitation; Access to Information.............................8
SECTION 3.09.  Qualified Small Business........................................9
SECTION 3.10.  Small Business Concern..........................................9

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

SECTION 4.01.  Private Placement...............................................9
SECTION 4.02.  Authority; No Other Action.....................................10
SECTION 4.03.  Margin Compliance..............................................11
SECTION 4.04.  Source of Funds................................................11

                                    ARTICLE 5
                         CONDITIONS PRECEDENT TO CLOSING

SECTION 5.01.  Conditions to Purchaser's Obligations..........................11
SECTION 5.02.  Conditions to Issuer's Obligations.............................13
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                                    ARTICLE 6
                                    COVENANTS

SECTION 6.01.  Incorporation of Affirmative Covenants
                    from the Credit Agreement ................................13
SECTION 6.02.  Incorporation of Negative Covenants
                    from the Credit Agreement ................................13
SECTION 6.03.  Furnishing of Information......................................13
SECTION 6.04.  Use of Proceeds................................................14
SECTION 6.05.  Notice of Shareholder Meetings.................................14
SECTION 6.06.  Capitalization.................................................14
SECTION 6.07.  Qualified Small Business.......................................14
SECTION 6.08.  Small Business Administration Matters..........................15
SECTION 6.09.  Regulatory Compliance Cooperation..............................15
SECTION 6.10.  Board Observer Rights..........................................16

                                    ARTICLE 7
                             LIMITATION ON TRANSFERS

SECTION 7.01.  Restrictions on Transfer.......................................16
SECTION 7.02.  Restrictive Legends............................................17
SECTION 7.03.  Notice of Proposed Transfers...................................17

                                    ARTICLE 8
                            CONVERSION OF SECURITIES

SECTION 8.01. Right to Convert Securities.....................................18
SECTION 8.02. Conversion of Securities........................................18
SECTION 8.03. Equity Securities...............................................18
SECTION 8.04. Registration Rights.............................................19

                                    ARTICLE 9
                                  MISCELLANEOUS

SECTION 9.01.  Notices........................................................19
SECTION 9.02.  No Waivers; Amendments.........................................20
SECTION 9.03.  Expenses; Documentary Taxes....................................20
SECTION 9.04.  Payment........................................................20
SECTION 9.05.  Termination....................................................20
SECTION 9.06.  Successors and Assigns.........................................20
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                                       ii


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SECTION 9.07.  California Law.................................................21
SECTION 9.08.  Counterparts; Effectiveness....................................21
SECTION 9.09.  Entire Agreement...............................................21

Schedule I     --     Small Business Investment Companies
Schedule II    --     Use of Proceeds

Exhibit A      --     Form of Senior Convertible Floating Rate Bridge Note
Exhibit B      --     Certificate of Designation
Exhibit C      --     Form of Warrant
Exhibit D      --     Form of Security Agreement

                          SECURITIES PURCHASE AGREEMENT

        AGREEMENT dated as of May 20, 1999 among Cardiac Pathways Corporation, a Delaware corporation (the "Issuer"), and the Purchasers listed on the signature pages hereof (the "Purchasers").

        The parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

        SECTION 1.01. Definitions. (a) Terms defined in the Credit Agreement referred to below and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

        (b) The following additional terms, as used herein, have the following meanings:

        "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

        "Agreement" means this Agreement, as the same may be amended from time to time.

        "BAV" means BankAmerica Ventures, a California corporation.

        "Bridge Securities" means the Issuer's Senior Convertible Floating Rate Bridge Notes substantially in the form set forth in Exhibit A hereto.

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco and the City of New York are authorized by law to close.

        "Certificate of Designation" means the Certificate of Designation of the Issuer substantially in the form of Exhibit B hereto, setting forth the terms of the Preferred Stock.

        "Closing" and "Closing Date" have the meanings set forth in Section 2.02(a).

        "Collateral Agent" means BankAmerica Ventures as collateral agent under the Collateral Documents.

        "Collateral Documents" means the Security Agreement and any other agreement pursuant to which the Issuer or any of its Subsidiaries provides a Lien on its assets in favor of the Collateral Agent for the benefit of the Purchasers, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any Collateral Document.

        "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the common stock of the Issuer, par value $.001 per share.

        "Credit Agreement" means the Loan and Security Agreement dated as of May 15, 1998, between the Issuer, and Silicon Valley Bank, together with the related documents thereto, including without limitation any security documents, in each case as in effect on May 17, 1999.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Financing Documents" means this Agreement, the Bridge Securities and the Collateral Documents.

        "Issuer" has the meaning set forth in the first paragraph of this Agreement.

        "Issuer's Counsel" means Wilson Sonsini Goodrich & Rosati.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to any Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

        "MSVP" means the collective reference to Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., each a Delaware limited partnership.

        "Other Financing Documents" means the Preferred Stock Purchase Agreement, the Registration Rights Agreement and the Voting Agreement.

        "Permitted Transferee" means a Person that is an Affiliate of a Purchaser (or, with respect to any Purchaser that is a trust, a successor trust, Affiliate, or beneficiary thereof) and to which such Purchaser transfers Bridge Securities.

        "Person" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Preferred Stock" means the Series B Convertible Preferred Stock of the Issuer as set forth in the Certificate of Designation.

        "Preferred Stock Purchase Agreement" means the Series B Convertible Preferred Stock Purchase Agreement dated as of May 20, 1999 among the Issuer and the purchasers listed therein, as the same may be amended from time to time.

        "Purchaser" means the Purchaser or Purchasers listed on the signature pages hereto together with any Permitted Transferee.

        "Regulation D" has the meaning set forth in Section 3.08 hereof.

        "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 20, 1999 among the Issuer and the holders listed therein, as the same may be amended from time to time.

        "Required Purchasers" means at any time prior to the Closing Date, Purchasers who have agreed to purchase, or, at any time after the Closing Date, holders of more than, 50% of the aggregate principal amount of the Bridge Securities.

        "Securities" means the Bridge Securities and the Preferred Stock issuable upon conversion of the Bridge Securities.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Security Agreement" means the Security Agreement dated as of May 20, 1999 between the Issuer and the Collateral Agent, substantially in the form of Exhibit D.

        "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        "SWIB" means State of Wisconsin Investment Board.

        "Transfer" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

        "Voting Agreement" means the Voting Agreement dated as of May 20, 1999 between the Issuer and the stockholder listed therein, as the same may be amended from time to time.

        "Warrant" means warrants exercisable for shares of Preferred Stock, substantially in the form of Exhibit C hereto.

        "Warrant Purchase Price" means $1.00.

                                    ARTICLE 2
                         PURCHASE AND SALE OF SECURITIES

        SECTION 2.01. Commitments to Purchase. Upon the basis of the representations and warranties herein contained of each Purchaser, the Issuer agrees to issue and sell to each Purchaser listed on the signature pages hereto and each Purchaser, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees severally but not jointly, to purchase from the Issuer on each Closing Date the Bridge Securities in the principal amount and at the price as is set forth below such Purchaser's name on the signature pages hereof in respect of such Closing Date.

        SECTION 2.02. The Closings. (a) The purchases and sales of the Securities will take place at two closings (individually, a "Closing") at the offices of Davis Polk & Wardwell, or at such other location as the Issuer and the Purchasers shall agree. The initial Closing shall be held on a date as soon as practicable after all conditions to the obligation of the Purchasers to purchase the Securities hereunder specified in Section 5.01(a)(i) have been fulfilled or waived. The second closing (if any) shall be held on a date as soon as practicable after all considerations to the obligations of the Purchasers to purchase the Securities hereunder specified in Section 5.01(b) have been fulfilled or waived. The Issuer shall notify each of the Purchasers of the date and time of the initial Closing (and the second Closing) not less than two Business Days prior to such date (or within such other time period as the parties mutually agree), and each Closing shall occur on such date or such other date as the parties hereto agree. Such notice shall also specify the principal amount and purchase price of the Bridge Securities to be purchased by such Purchaser at such Closing. The maximum principal amount of Bridge Securities to be purchased by each Purchaser hereunder at each of the Closings shall be as set forth on the signature pages hereof, and the price of all Bridge Securities purchased hereunder shall be the same as that set forth on the signature pages hereof. The date and time of each Closing is referred to herein as the "Closing Date".

        (b) On each Closing Date, each Purchaser shall deliver to the Issuer, by wire transfer to the account number of the Issuer listed on the signature pages hereof in immediately available funds or by federal funds check, an amount equal to the aggregate purchase price of the Bridge Securities being purchased by such Purchaser from the Issuer on such Closing Date.

        (c) At each Closing, the Issuer shall deliver to each Purchaser, against payment of the purchase price therefor, (i) one or more certificates evidencing the Bridge Securities being purchased by such Purchaser at such Closing, in definitive form and registered in such name or names, and in such denominations, as such Purchaser shall request not later than one Business Day prior to the applicable Closing Date. The authorized minimum denomination for the Bridge Securities upon original issuance thereof is $250,000 and any larger multiple of $100,000.

        (d) The second Closing shall be held not later than the date specified by the Required Purchasers in the notice delivered to the Issuer pursuant to
Section 5.01(b).

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

        The Issuer represents and warrants to each Purchaser as follows:

        SECTION 3.01. Organization, Standing, etc. The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as conducted to date.

        SECTION 3.02. Authorization; Noncontravention. The execution, delivery and performance by the Issuer of this Agreement and the Bridge Securities are within the Issuer's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official other than such actions or filings which have been taken or made or will be taken or made on or prior to the time required under any such agreement (except the failure either singly or in the aggregate to take such actions and make such filings which would not have any bearing on the validity and enforceability of this Agreement) and do not contravene or constitute a default under (i) any provision of applicable law or regulation (including Regulations T, U and X of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board")), (ii) the certificate of incorporation or bylaws of the Issuer or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or result in the creation or imposition of any Lien on any asset of the Issuer or any of its Subsidiaries.

        SECTION 3.03. Binding Effect. This Agreement has been duly executed and delivered by the Issuer and constitutes a valid and binding agreement of the Issuer (except to the extent that rights to indemnity in respect of liabilities under federal and state securities laws provided in the Agreement may be limited under such laws), and the Bridge Securities, when executed and delivered by the Issuer in accordance with this Agreement, will constitute valid and binding obligations of the Issuer.

        SECTION 3.04. Capitalization. (a) The authorized capital stock of the Issuer consists of 30,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share, of which 50,000 shares have been designated Series A Participating Preferred Stock, 30,000 shares have been designated Series B Convertible Preferred Stock and 4,920,000 are undesignated. As of the date hereof, (i) 10,038,578 shares of Common Stock, all of which are validly issued, fully paid and nonassessable, no shares of Series A Participating Preferred Stock and no shares of Series B Convertible Preferred Stock were issued and outstanding; (ii) no shares were held in treasury by the Issuer or by any subsidiaries of the Issuer; (iii) 2,866,629 shares of Common Stock were reserved for issuance under the Issuer's stock plans (including (A) 1,442,440 shares of Common Stock reserved for issuance under the Issuer's 1991 Stock Option Plan, 1,067,591 shares of which were subject to outstanding options and 374,849 of which were reserved for future grants, (B) 60,000 shares of Common Stock were reserved for issuance under the Issuer's 1996 Director Option Plan, 33,000 shares of which were subject to outstanding options and 27,000 of which were reserved for future grants, (C) 400,000 shares of Common Stock were reserved for issuance under the Issuer's 1998 Non- Statutory Stock Option Plan, 143,818 of which were subject to outstanding options and 256,182 shares of which were available for future grants, (D) 920,506 shares of Common Stock were reserved for issuance under the Issuer's 1998 Employee Stock Purchase Plan, 40,506 shares of which were available for future purchase in fiscal 1999 and 880,000 of which may be purchased in maximum amounts of 200,000 shares per fiscal year commencing July 1, 1999 and (E) 43,683 shares were subject to an outstanding nonstatutory option granted outside of the plans); and (iv) 143,141 shares of Common Stock and related Preferred Stock Purchase Rights were subject to outstanding warrants to purchase such shares. All shares of the Issuer's Common Stock subject to issuance as specified above, on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of the Issuer or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of the Issuer's capital stock or the capital stock of any of the Issuer's subsidiaries or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than as contemplated by this Agreement. All of the outstanding shares of capital stock of each Subsidiary of the Issuer are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares) are owned by the Issuer or another subsidiary of the Issuer free and clear of all security interests, liens, claims, pledges, agreements, limitations on the Issuer's voting rights, charges or other encumbrances of any nature. The
Common Stock is quoted on the Nasdaq National Market.

        (b) The Preferred Stock, when issued and delivered to the Purchasers in accordance with this Agreement, shall be entitled to the benefits set forth in the certificate of incorporation of the Issuer and the Certificate of Designation. Upon any conversion of Bridge Securities into Preferred Stock in accordance with this Agreement, all of such shares shall be validly issued, fully paid and nonassessable and free and clear of any Lien or other right or claim. The issuance of such shares of Preferred Stock is not subject to any preemptive or similar rights and holders of such shares of Preferred Stock will not be entitled to any preemptive or similar rights. Except as set forth in Section 3.04(a) and as provided in
Article 8, immediately following the initial Closing Date, the Issuer will have outstanding no other shares of capital stock and no securities convertible into or exchangeable for, or options or other rights to acquire from the Issuer, or other obligations of the Issuer to issue, directly or indirectly, any shares of capital stock of the Issuer.

        SECTION 3.05. Litigation, Proceedings; No Defaults. (a) There is no action, suit or proceeding pending against, or to the best knowledge of the Issuer threatened against or affecting, the Issuer or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could, with reasonable likelihood (individually or in the aggregate) materially adversely affect the business, financial position, results of operations or prospects of the Issuer and its Subsidiaries, taken as a whole, or which in any manner draws into question the validity of this Agreement, the Securities, or any of the other documents delivered or to be delivered by the Issuer pursuant hereto or thereto.

        (b) The Issuer is not in violation of its certificate of incorporation or bylaws or in violation, breach or default under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which it is a party or which is binding upon it, which violation, breach or default (i) would affect the validity or enforceability of this Agreement, the Securities or any other agreement, instrument or document executed or to be executed by the Issuer pursuant hereto or thereto or (ii) would (individually or in the aggregate) impair the ability of the Issuer to perform in any material respect the obligations which it has under this Agreement, the Securities, or any such other agreement, instrument or document.

        SECTION 3.06. Investment Company. The Issuer is not, and after giving effect to the sale and issuance of the Bridge Securities (and any conversion thereof into the Preferred Stock or other equity securities of the Issuer), will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        SECTION 3.07. Governmental Regulation. Except as required pursuant to the Securities Act, the Exchange Act and state securities laws, the Issuer is not subject to any Federal or state law or regulation limiting its ability to issue and perform its obligations under the terms of the Securities.

        SECTION 3.08. Solicitation; Access to Information. (a) No form of general solicitation or general advertising was used by the Issuer or, to the best of its knowledge, any other Person acting on its behalf, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Issuer nor any

Person acting on behalf of the Issuer has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or any other similar security of the Issuer except as contemplated by this Agreement.

        (b) The Issuer has not offered any Securities to any Person unless immediately prior to making such offer the Issuer had reasonable grounds to believe and did believe that such Person was an "Accredited investor" as defined in Regulation D ("Regulation D") under the Securities Act, and, as of the date hereof, the Issuer has no reason to believe that such Person is not an "Accredited investor" as so defined.

        SECTION 3.09. Qualified Small Business. The Issuer is a "qualified small business" within the meaning of Section 1202(d) of the Code as of the date hereof. The Issuer further represents and warrants that, as of the date hereof, it meets the "active business requirement" of Section 1202(e) of the Code and it has made no "significant redemptions" within the meaning of Section 1202(c)(3)(B) of the Code.

        SECTION 3.10. Small Business Concern. The Issuer, together with its "affiliates" (as that term is defined in Section 121.103 of Title 13 of the Code of Federal Regulations (the "Federal Regulations")), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended (the "Small Business Act"), and Part 121 of Title 13 of the Federal Regulations. The information delivered by the Issuer to each Purchaser on SBA Forms 480, 652 and 1031 of the Small Business Administration (the "SBA") delivered in connection herewith is accurate and complete. The Issuer is not ineligible for financing by any SBIC Investor pursuant to Section 107.720 of Title 13 of the Federal Regulations. The Issuer acknowledges that BankAmerica Ventures is a Federal licensee under the Small Business Act.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

        Each Purchaser severally, and not jointly, hereby represents and warrants to the Issuer as follows:

        SECTION 4.01. Private Placement. (a) Such Purchaser understands that (i) the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act, and (ii) there is no existing public or other market for the Securities and there can be no assurance that any Purchaser will be able to sell or dispose of such Purchaser's Securities.

        (b) The Securities to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and without a view to the public distribution of such Securities or any interest therein; provided that each Purchaser shall have the right at all times to sell or otherwise dispose of all or any part of the Securities so acquired by such Purchaser pursuant to a registration, or exemption therefrom, under the Securities Act.

        (c) Such Purchaser is an "Accredited investor" as such term is defined in Regulation D.

        (d) Such Purchaser is not a broker-dealer subject to Regulation T of the Federal Reserve Board.

        (e) Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities.

        (f) Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Issuer concerning the terms and conditions of the Securities and other related matters. Each Purchaser further represents and warrants to the Issuer that the Issuer has made available to such Purchaser or its agents all documents and information relating to an investment in the Securities requested by or on behalf of such Purchaser. In evaluating the suitability of an investment in the Securities, the Purchaser has not relied upon any other representations or other information (whether oral or written) made by or on behalf of the Issuer other than as contemplated by the two preceding sentences.

        SECTION 4.02. Authority; No Other Action. (a) The execution, delivery and performance of this Agreement are within such Purchaser's powers (corporate or otherwise) and have been duly authorized on its part by all requisite action (corporate or otherwise).

        (b) No action by or in respect of, or filing with, any governmental authority, agency or official is required for the execution, delivery and performance of this Agreement by such Purchaser, other than a "control certificate" to be filed with the SBA within 30 days of the initial Closing Date.

        SECTION 4.03. Margin Compliance. Such Purchaser is not relying, directly or indirectly, on any "margin stock" (as defined in Regulation U of the Federal Reserve Board) as collateral for the Securities.

        SECTION 4.04. Source of Funds. If any part of the funds to be used to purchase the Securities constitutes assets of any employee benefit plan within the meaning of Section 3 of ERISA, such Securities are being purchased pursuant to an available exemption from the provisions of Section 406 of ERISA and
Section 4975 of the Code.

                                    ARTICLE 5
                         CONDITIONS PRECEDENT TO CLOSING

        SECTION 5.01. Conditions to Purchaser's Obligations. (a) The obligation of each Purchaser to purchase the Securities to be purchased by it hereunder on each Closing Date is subject to the satisfaction, simultaneously with or prior to such Closing Date, of the following conditions:

                (i) The representations and warranties of the Issuer contained herein shall be true and correct in all material respects on and as of such Closing Date as if made on and as of such date;

                (ii) Each of the Purchasers shall have received duly executed counterparts of each Financing Document and each Other Financing Document;

                (iii) No Event of Default (within the meaning of the Credit Agreement) shall have occurred and be continuing;

                (iv) The Collateral Agent shall have received all signed UCC financing statements reasonably requested by the Collateral Agent to perfect its security interests in the Collateral and evidence satisfactory to the Collateral Agent that arrangements satisfactory to it have been made for filing such UCC financing statements on or promptly after the Closing Date;

                (v) The Collateral Agent shall have received all signed UCC-3 termination statements from Silicon Valley Bank together with a payoff letter in connection with the repayment of the loans outstanding under the Credit Agreement;

                (vi) Each of the Purchasers shall have received the Warrants to purchase the number of shares of Preferred Stock set forth below such Purchaser's name on the signature pages hereof and such Purchaser shall have paid to the Issuer the Warrant Purchase Price in respect thereof;

                (vii) The Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to such Closing Date;

                (viii) Each of the Purchasers shall have received duly executed certificates representing the Bridge Securities being purchased by such Purchaser pursuant hereto;

                (ix) Such Purchaser's purchase of and payment for the Securities shall not be prohibited by any applicable law, court order or governmental regulation;

                (x) Each Purchaser shall have received a certificate dated such Closing Date signed by an executive officer of the Issuer to the effect set forth in subsections 5.01(a)(i) and 5.01(a)(iii);

                (xi) Each Purchaser shall have received an opinion, dated such Closing Date, of Issuer's Counsel, substantially in the form of Exhibit E hereto;

                (xii) The Purchasers shall have received all documents reasonably requested by the Purchasers relating to the existence of the Issuer, the corporate authority for entering into, and the validity of, this Agreement, the Bridge Securities and any other matters relevant hereto and thereto, all in form and substance reasonably satisfactory to the Purchasers; and

                (xiii) The Issuer shall have executed and delivered to the Purchasers a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to BAV, the information requested by the Purchasers necessary for the preparation by BAV of a Portfolio Financing Report on SBA Form 1031.

        (b) The obligation of each Purchaser to purchase the Securities to be purchased by it hereunder on the second Closing Date is subject to the satisfaction, at or prior to the second Closing Date, of the following additional condition: The Required Purchasers shall have delivered a notice to the Issuer requesting that the Issuer issue to each Purchaser Securities in the amounts set forth below such Purchaser's name on the signature pages hereof no later than two Business Days after delivery of such notice.

        SECTION 5.02. Conditions to Issuer's Obligations. The obligations of the Issuer to issue and sell the Securities pursuant to this Agreement on each Closing Date to any Purchaser are subject to the satisfaction, at or prior to such Closing Date, of the following conditions:

                (a) The representations and warranties of such Purchaser contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date;

                (b) Such Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to such Closing Date; and

                (c) The issue and sale of the Securities by the Issuer shall not be prohibited by any applicable law, court order or governmental regulation.


                                    ARTICLE 6
                                    COVENANTS

        SECTION 6.01. Incorporation of Affirmative Covenants from the Credit Agreement. The Issuer shall, and (where contemplated by the Credit Agreement) shall cause each of its Subsidiaries to, comply with the affirmative covenants set forth in Article 6 of the Credit Agreement other than those set forth in Sections 6.09, 6.10 and 6.11 thereof.

        SECTION 6.02. Incorporation of Negative Covenants from the Credit Agreement. The Issuer shall not, nor shall it permit its Subsidiaries to violate any of the negative covenants set forth in Article 7 of the Credit Agreement.

        SECTION 6.03. Furnishing of Information. As long as any Purchaser or any Permitted Transferee owns any Securities, the Issuer will furnish to such Purchaser any documents filed by the Issuer pursuant to Section 13, 14 or 15(d) of the Exchange Act and all annual, quarterly or other reports furnished to the Issuer's public securityholders and such additional information regarding the financial position or business of the Issuer and its Subsidiaries as such Purchaser may reasonably request; provided that if the Issuer is not subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Issuer will promptly furnish to such Purchaser:

                (a) As soon as available and in any event within 90 days after the end of each fiscal year of the Issuer, audited consolidated financial statements of the Issuer for such fiscal year prepared in accordance with GAAP, consistently applied, setting forth in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Commission by an independent public accountant of nationally recognized standing, and accompanied by a "Management's Discussion and Analysis of Financial Condition and Results of Operations" comparable to that which the Issuer would have been required to include in reports filed under Section 13 of the Exchange Act.

                (b) As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Issuer, unaudited consolidated financial statements of the Issuer for such fiscal quarter and for the portion of the Issuer's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Issuer's previous fiscal year, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial and accounting officers of the Issuer.

        SECTION 6.04. Use of Proceeds. The proceeds from the issuance and sale of the Securities by the Issuer pursuant to this Agreement will be used solely to general corporate purposes in the ordinary course of business as listed on
Schedule II hereto.

        SECTION 6.05. Notice of Shareholder Meetings. The Issuer shall not hold any meeting of its shareholders to approve the Transaction unless it has given each Purchaser notice thereof at least 5 Business Days prior to the record date for shareholders eligible to vote at such shareholder meeting.

        SECTION 6.06. Capitalization. The Issuer shall not issue any capital stock or otherwise permit any change to its capitalization from that described in Section 3.04 hereof except as contemplated by the Other Financing Documents.

        SECTION 6.07. Qualified Small Business. The Issuer will use its best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations. The Issuer further covenants to submit to its shareholders and to state and federal taxation authorities such forms and filings as may be required to document such compliance, including the California Franchise Tax Board Form 3565, Small Business Stock Questionnaire, with its franchise or income tax return for the current income year.

        SECTION 6.08. Small Business Administration Matters.

                (a) The Issuer will provide to each Purchaser identified as a licensed Small Business Investment Company on Schedule I hereto (each an "SBIC Investor"), and to the Small Business Administration (the "SBA"), reasonable access to the Issuer's books and records for the purpose of confirming the use of proceeds by the Issuer.

                (b) For a period of one year following the Closing, the Issuer will not change the nature of its business activity if such change would render the Issuer "ineligible" as provided in Section 107.720 of Title 13 of the Federal Regulations.

                (c) So long as any SBIC Investor holds any securities of the Issuer, the Issuer will at all times comply with the non-discrimination requirements of Sections 112, 113 and 117 of Title 13 of the Federal Regulations.

                (d) Within 45 days after the end of each fiscal year of the Issuer, and at such other times as an SBIC Investor may reasonably request in writing to the Issuer, the Issuer will deliver to such SBIC Investor a written assessment in form and substance reasonably satisfactory to such SIBC Investor as to the economic impact of such SBIC Investor's financing of the Issuer, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of such financing on the Issuer's business in terms of profits and with respect to taxes paid by the Issuer and its employees. The Issuer will promptly provide each SBIC Investor who so requests in writing to the Issuer, specifying in such written request the nature of such required information in reasonable detail, such information as such SBIC Investor requests, in order to permit such SBIC Investor to comply with such SBIC Investor's obligations under the Small Business Act of 1958, as amended (the "Small Business Act"), and the regulations promulgated thereunder and related thereto. Any submission of financial information pursuant to this Section 6.08(d) shall be under cover of a certificate executed by the Issuer's president, chief executive officer, chief financial officer or treasurer, certifying that such information (i) relates to the Issuer, (ii) to the best of the Issuer's knowledge is accurate and (iii) if applicable, has been audited by the Issuer's independent auditors.

        SECTION 6.09. Regulatory Compliance Cooperation. In the event that any SBIC Investor determines that it has a Regulatory Problem (as defined below), it shall have the right to transfer its Securities in compliance with applicable state and federal securities laws, but without regard to any other restrictions on transfer set forth in this Agreement (provided that the transferee agrees to become a party to each such agreement), and the Issuer shall take all such actions as are reasonably requested by such SBIC Investor in order to (i) effectuate and facilitate any transfer by it of any securities of the Issuer then held by it to any person designated by such SBIC Investor, (ii) permit such SBIC Investor (or any of its affiliates) to exchange all or any portion of any voting security then held by it on a share-for-share basis for shares of a nonvoting security of the Issuer, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by it in light of regulatory considerations then prevailing, and (iii) amend this Agreement, as amended from time to time, to effectuate and reflect the foregoing. The parties to this Agreement agree to vote all of the Issuer's securities held by them in favor of such amendments and actions. For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency that an SBIC Investor is not entitled to hold, or exercise any significant right with respect to, the underlying securities into which the Bridge Securities are convertible.

        SECTION 6.10. Board Observer Rights. The Issuer shall invite a representative of each of BAV, MSDWV and SWIB to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give each such representative copies of all notices, minutes, consents, and other materials (the "Board Materials") that it provides to its directors at the same time as such Board Materials are provided to any of its directors; provided, however, that the Issuer may withhold any information and exclude any such representative of BAV, MSDWV and SWIB from any meeting or portion thereof if the disclosure of such material or discussion, in the opinion of counsel to the Issuer, would jeopardize the Issuer's attorney client privilege. The right granted to each of BAV, MSDWV and SWIB to attend meetings of the Issuer's Board of Directors and to receive Board Materials shall not be assignable.

                                    ARTICLE 7
                             LIMITATION ON TRANSFERS

        SECTION 7.01. Restrictions on Transfer. From and after the Closing Date and their respective dates of issuance, as the case may be, neither the Securities, nor any interest therein shall be transferable except that from and after October

31, 1999, such Securities or interests therein shall be transferable upon the conditions specified in Sections 7.02 and 7.03, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of the Securities, or any interest therein. Each Purchaser will cause any proposed transferee of the Securities (or any interest therein) held by it to agree to take and hold such Securities (or any interest therein) subject to the provisions and upon the conditions specified in Sections 7.02 and 7.03.

        SECTION 7.02. Restrictive Legends. (a) Each certificate for Securities issued to a Purchaser or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 7.02(b) or Section 7.03 include a legend in substantially the following form:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF MAY 20, 1999, A COPY OF WHICH MAY BE OBTAINED FROM CARDIAC PATHWAYS CORPORATION.

                (b) Subject to Section 7.03, any holders of Securities registered pursuant to the Securities Act and qualified under applicable state securities laws may exchange such Securities, as the case may be, upon transfer for new securities that shall not bear the legend set forth in Section 7.02(a).

        SECTION 7.03. Notice of Proposed Transfers. At least ten Business Days prior to any proposed Transfer (other than transfers by MSVP or BAV of some or all of the Securities (or interests therein) purchased by it hereunder pursuant to participation agreements or secondary note purchase agreements) of any Securities, the holder thereof shall give written notice to the Issuer of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer in reasonable detail. Such proposed Transfer (other than transfers to Permitted Transferees) may be effected only if the Issuer shall have received such notice of Transfer accompanied by (i) an opinion of counsel reasonably satisfactory to the Issuer, addressed to the Issuer, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to the Issuer to ensure compliance with the provisions of the Securities Act, and (iii) letters in form and substance reasonably satisfactory to the Issuer from each such transferee stating such transferee's agreement to be bound by the terms of this Article 7. Each certificate evidencing the Securities transferred as above provided shall bear the legend set forth in
Section 7.02(a) except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that neither such legend nor the restrictions on Transfer in Sections 7.02 and 7.03 are required in order to ensure compliance with the provisions of the Securities Act.


                                    ARTICLE 8
                            CONVERSION OF SECURITIES

        SECTION 8.01. Right to Convert Securities. Subject to and upon compliance with the provisions of this Article 8, all outstanding Bridge Securities are convertible at the option of the Required Purchasers, at any time through the close of business on May 20, 2000, into fully paid and nonassessable shares of Preferred Stock in accordance with the terms of the Preferred Stock Purchase Agreement; provided that prior to the satisfaction of any stockholder approval requirement of the Nasdaq National Market with respect to the issuance of the Bridge Securities, under no circumstance shall the Required Purchasers be permitted to convert the Bridge Securities into Preferred Stock.

        SECTION 8.02. Conversion of Securities. (a) In order to convert the Securities, the Required Purchasers shall deliver to the Issuer an irrevocable Notice of Conversion setting forth the principal amount of Securities outstanding as of such date, the accrued but unpaid interest thereon as of such date, together with the name or names, if other than any Purchaser, in which the shares of Preferred Stock should be issued upon conversion and surrender to the Issuer of all the outstanding Securities, duly endorsed or assigned to the Issuer or in blank. The number of shares of Preferred Stock to be delivered upon conversion of the Securities shall be determined by reference to the number obtained by dividing (i) the aggregate principal amount of all the Securities, plus accrued but unpaid interest thereon as of the Conversion Date (as defined below) by (ii) the "Per Share Purchase Price" of the Preferred Stock determined in accordance with the Preferred Stock Purchase Agreement.

        (b) The Issuer's delivery upon conversion of the fixed number of shares of Preferred Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Issuer's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest accrued on such Securities at the time of such conversion.

        SECTION 8.03. Equity Securities. (a) The Issuer shall reserve, free from pre-emptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

                (b) If any shares of Preferred Stock to be reserved for the purpose of delivery upon conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, provided, however, that nothing in this Section 8.03 shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Preferred Stock as provided in this Article 8.

                (c) The Issuer covenants that all shares of Preferred Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Issuer and free of pre-emptive rights.

        SECTION 8.04. Registration Rights. The Issuer agrees that each Purchaser shall be entitled to the benefits of the Registration Rights Agreement with respect to any Preferred Stock issued upon conversion of Bridge Securities and that any Preferred Stock received by such Purchaser upon conversion of Securities pursuant to this Article 8 shall be deemed to be "Registrable Securities" within the meaning of the Registration Rights Agreement.

                                    ARTICLE 9
                                  MISCELLANEOUS

        SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth on the signature pages hereof, or such other address, telex or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or,

(iii) if given by any other means, when delivered at the address specified in this Section 9.01.

        SECTION 9.02. No Waivers; Amendments. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Issuer and the Required Purchasers; provided that no such amendment or waiver shall, unless signed by all of the Purchasers, (i) change the amount or terms of any Bridge Securities to be purchased by any Purchaser pursuant to this Agreement,
(ii) extend the period of time during which the Purchasers shall be obligated to purchase Bridge Securities pursuant to this Agreement or (iii) change the number of Purchasers that shall be required for the Purchasers or any of them to take any action under this Section 9.02(b) or any other provision of this Agreement.

        SECTION 9.03. Expenses; Documentary Taxes. The Issuer shall pay all reasonable fees and disbursements of Special Counsel in connection with the purchase and sale of the Bridge Securities as contemplated by this Agreement or any amendments thereto. In addition, the Issuer shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any Securities or the issuance of the Securities.

        SECTION 9.04. Payment. The Issuer agrees that, so long as any Purchaser hereunder shall own any Securities purchased by it from the Issuer hereunder, the Issuer will make payments to such Purchaser of all amounts due thereon by wire transfer by 1:00 p.m. Eastern Time, on the date of payment to such Purchaser's account as specified beneath such Purchaser's name on the signature pages hereof or to such other account or in such other similar manner as such Purchaser may designate to the Issuer in writing.

        SECTION 9.05. Termination. Required Purchasers, on behalf of all the Purchasers at 5:00 p.m. on May 20, 1999, unless the conditions to the Purchasers obligations hereunder are satisfied or waived by such date.

        SECTION 9.06. Successors and Assigns. (a) Except as expressly provided in this Agreement, the rights and obligations of any Purchaser under this

Agreement may not be assigned to any Person and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Issuer and each Purchaser and their respective successors and assigns. Notwithstanding the foregoing, each of BAV and MSVP may sell interests in the Securities pursuant to participation agreements or secondary note purchase agreements and the purchasers of such interests shall be entitled to the rights of a Purchaser hereunder to the extent provided in such participation agreements/secondary note purchase agreements.

                (b) All provisions hereunder purporting to give rights to the Purchasers shall extend to and include those entities receiving beneficial interest of the Securities at such Closing Date.

        SECTION 9.07. California Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

        SECTION 9.08. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Issuer shall have executed counterparts hereof and received counterparts hereof signed by all of the parties hereto.

        SECTION 9.09. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers (or, in the case of parties that are not corporations, other authorized persons), as of the date first above written.

                                        CARDIAC PATHWAYS CORPORATION



                                        By: /s/ William N. Starling
                                           -------------------------------------
                                           Title:   President and CEO
                                           Address: 995 Benecia Avenue
                                                    Sunnyvale, CA 94086

                                           Account No.:

PURCHASERS:

MORGAN STANLEY VENTURE PARTNERS III, L.P.

By:   Morgan Stanley Venture Partners III, L.L.C.
      its General Partner

By:   Morgan Stanley Venture Capital III, Inc.,
      its Institutional Managing Member


By: /s/ Fazle Husain
    ---------------------------------------------
    Title:   General Partner
    Address: 1221 Avenue of the Americas
             New York, New York 10020
    Fax:     (212) 762-8424

        The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

        [ ]     (1)     A bank as defined in Section 3(a)(2) of the Securities
Act, acting in either its individual or fiduciary capacity.

        [ ]     (2)     An insurance company as defined in Section 2(13) of the
Securities Act.

        [ ]     (3)     An investment company registered under the Investment
Company Act of 1940.

        [ ]     (4)     A business development company as defined in Section
2(a)( 48) of the Investment Company Act of 1940.

        [ ]     (5)     A Small Business Investment Company licensed by the U.S.
Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        [ ]     (6)     An employee benefit plan within the meaning of Title I
of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in
Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

        [ ]     (7)     A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

        [ ]     (8)     A not-for-profit organization described n Section
501(c)(3) of the Code with total assets in excess of $5,000,000.

        [ ]     (9)     A natural person (i.e., not a corporation, trust or
partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

        [ ]     (10)    A trust, the trustee of which is a bank as defined in
Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

        [x]     (11)    An entity (other than a trust) in which ALL of the
equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

        [ ]     (12)    A trust which its grantor may revoke at any time and
over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

        [x]     (13)    A corporation, trust or partnership and the total
purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

        [ ]     (14)    Any director, executive officer or general partner of
the Issuer or any director, executive officer or general partner of the Issuer.


                      Designated Bank:
                              Address:
                          Account No.:
                            Attention:

                              Initial Closing Date

Securities        Principal Amount   Aggregate Purchase Price     Warrants
Bridge
Securities        $877,305.00        $877,305.00                   87.7305

                               Second Closing Date

Securities        Principal Amount   Aggregate Purchase Price     Warrants
Bridge
Securities        $877,305.00               $877,305.00            87.7305

MORGAN STANLEY VENTURE INVESTORS III, L.P.

By:   Morgan Stanley Venture Partners III, L.L.C.
      its General Partner

By:   Morgan Stanley Venture Capital III, Inc.,
      its Institutional Managing Member


By: /s/ Fazle Husain
    ---------------------------------------------
    Title:   General Partner
    Address: 1221 Avenue of the Americas
             New York, New York 10020
    Fax:     (212) 762-8424

        The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

        [ ]     (1)     A bank as defined in Section 3(a)(2) of the Securities
Act, acting in either its individual or fiduciary capacity.

        [ ]     (2)     An insurance company as defined in Section 2(13) of the
Securities Act.

        [ ]     (3)     An investment company registered under the Investment
Company Act of 1940.

        [ ]     (4)     A business development company as defined in Section
2(a)(48) of the Investment Company Act of 1940.

        [ ]     (5)     A Small Business Investment Company licensed by the U.S.
Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        [ ]     (6)     An employee benefit plan within the meaning of Title I
of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in
Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

        [ ]     (7)     A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

        [ ]     (8)     A not-for-profit organization described n Section
501(c)(3) of the Code with total assets in excess of $5,000,000.

        [ ]     (9)     A natural person (i.e., not a corporation, trust or
partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

        [ ]     (10)    A trust, the trustee of which is a bank as defined in
Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

        [x]     (11)    An entity (other than a trust) in which ALL of the
equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

        [ ]     (12)    A trust which its grantor may revoke at any time and
over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

        [x]     (13)    A corporation, trust or partnership and the total
purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

        [ ]     (14)    Any director, executive officer or general partner of
the Issuer or any director, executive officer or general partner of the Issuer.


                             Designated Bank:
                                     Address:
                                 Account No.:
                                   Attention:

                             Initial Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $84,237.00                $84,237.00              8.4237


                              Second Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Securities        $84,237.00                $84,237.00             8.4237

THE MORGAN STANLEY VENTURE PARTNERS
  ENTREPRENEUR FUND, L.P.

By:   Morgan Stanley Venture Partners III, L.L.C.
      its General Partner

By:   Morgan Stanley Venture Capital III, Inc.,
      its Institutional Managing Member


By: /s/ Fazle Husain
    ---------------------------------------------
    Title:   General Partner
    Address: 1221 Avenue of the Americas
             New York, New York 10020
    Fax:     (212) 762-8424


        The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

        [ ]     (1)     A bank as defined in Section 3(a)(2) of the Securities
Act, acting in either its individual or fiduciary capacity.

        [ ]     (2)     An insurance company as defined in Section 2(13) of the
Securities Act.

        [ ]     (3)     An investment company registered under the Investment
Company Act of 1940.

        [ ]     (4)     A business development company as defined in Section
2(a)(48 of the Investment Company Act of 1940.

        [ ]     (5)     A Small Business Investment Company licensed by the U.S.
Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        [ ]     (6)     An employee benefit plan within the meaning of Title I
of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in
Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

        [ ]     (7)     A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

        [ ]     (8)     A not-for-profit organization described n Section
501(c)(3) of the Code with total assets in excess of $5,000,000.

        [ ]     (9)     A natural person (i.e., not a corporation, trust or
partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

        [ ]     (10)    A trust, the trustee of which is a bank as defined in
Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

        [x]     (11)    An entity (other than a trust) in which ALL of the
equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

        [ ]     (12)    A trust which its grantor may revoke at any time and
over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

        [x]     (13)    A corporation, trust or partnership and the total
purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

        [ ]     (14)    Any director, executive officer or general partner of
the Issuer or any director, executive officer or general partner of the Issuer.


                             Designated Bank:
                                     Address:
                                 Account No.:
                                   Attention:

                             Initial Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $38,458.00                $38,458.00              3.8458


                              Second Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $38,458.00                $38,458.00              3.8458

BANKAMERICA VENTURES


By: /s/ James D. Murphy
    ----------------------------------------
    Title:   President and Managing Director
    Address: 950 Tower Lane, Suite 700
             Foster City, CA 94404
    Fax:     (650) 378-6040


        The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

        [ ]     (1)     A bank as defined in Section 3(a)(2) of the Securities
Act, acting in either its individual or fiduciary capacity.

        [ ]     (2)     An insurance company as defined in Section 2(13) of the
Securities Act.

        [ ]     (3)     An investment company registered under the Investment
Company Act of 1940.

        [ ]     (4)     A business development company as defined in Section
2(a)(48) of the Investment Company Act of 1940.

        [x]     (5)     A Small Business Investment Company licensed by the U.S.
Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        [ ]     (6)     An employee benefit plan within the meaning of Title I
of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in
Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

        [ ]     (7)     A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

        [ ]     (8)     A not-for-profit organization described n Section
501(c)(3) of the Code with total assets in excess of $5,000,000.

        [ ]     (9)     A natural person (i.e., not a corporation, trust or
partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

        [ ]     (10)    A trust, the trustee of which is a bank as defined in
Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

        [ ]     (11)    An entity (other than a trust) in which ALL of the
equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

        [ ]     (12)    A trust which its grantor may revoke at any time and
over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

        [ ]     (13)    A corporation, trust or partnership and the total
purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

        [ ]     (14)    Any director, executive officer or general partner of
the Issuer or any director, executive officer or general partner of the Issuer.


                             Designated Bank:
                                     Address:
                                 Account No.:
                                   Attention:


                             Initial Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $1,400,000                $1,400,000                140


                              Second Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $1,400,000                $1,400,000                140

STATE OF WISCONSIN INVESTMENT BOARD


By: /s/ John Nelson
    ------------------------------------
    Title:   Investment Director
    Address: 121 East Wilson Street
             Madison, WI 53702
    Fax:     (608) 266-2436


        The Purchaser represents and warrants that it is one or more of the following (please check appropriate box)

        [ ]     (1)     A bank as defined in Section 3(a)(2) of the Securities
Act, acting in either its individual or fiduciary capacity.

        [ ]     (2)     An insurance company as defined in Section 2(13) of the
Securities Act.

        [ ]     (3)     An investment company registered under the Investment
Company Act of 1940.

        [ ]     (4)     A business development company as defined in Section
2(a)(48) of the Investment Company Act of 1940.

        [ ]     (5)     A Small Business Investment Company licensed by the U.S.
Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        [ ]     (6)     An employee benefit plan within the meaning of Title I
of the Employee Retirement Income Security Act of 1974 and (i) the decision to make an investment in the Securities was made by a plan fiduciary, as defined in
Section 3(21) of such Act, which fiduciary is either a bank, insurance company or registered investment advisor, or such plan has total assets in excess of $5,000,000.

        [ ]     (7)     A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

        [x]     (8)     A not-for-profit organization described in Section
501(c)(3) of the Code with total assets in excess of $5,000,000.

        [ ]     (9)     A natural person (i.e., not a corporation, trust or
partnership) whose individual net worth (total assets less total liabilities), or joint net worth with spouse, is in excess of $1,000,000.

        [ ]     (10)    A trust, the trustee of which is a bank as defined in
Section 3(a)(2) of the Securities Act acting in its fiduciary capacity.

        [ ]     (11)    An entity (other than a trust) in which ALL of the
equity owners (i.e., partners or shareholders) are accredited investors pursuant to any of the paragraphs above.

        [ ]     (12)    A trust which its grantor may revoke at any time and
over whose assets its grantor retains sole investment control and the grantor is an accredited investor pursuant to paragraph (9) above.

        [ ]     (13)    A corporation, trust or partnership and the total
purchase price of Securities purchased by such entity does not exceed 20% of the undersigned's net worth at the time of sale. The undersigned has not been formed for the specific purpose of acquiring the Securities.

        [ ]     (14)    Any director, executive officer or general partner of
the Issuer or any director, executive officer or general partner of the Issuer.


                             Designated Bank:
                                     Address:
                                 Account No.:
                                   Attention:


                             Initial Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $600,000                  $600,000                   60


                              Second Closing Date

Securities     Principal Amount      Aggregate Purchase Price     Warrants
Bridge
Securities        $600,000                  $600,000                   60

                                                                      SCHEDULE I


                       SMALL BUSINESS INVESTMENT COMPANIES



BankAmerica Ventures

                                                                     SCHEDULE II


                                 USE OF PROCEEDS

                              (Please see attached)

                                                                       EXHIBIT A



                           FORM OF SENIOR CONVERTIBLE
                            FLOATING RATE BRIDGE NOTE

                                                                       EXHIBIT B



                           CERTIFICATE OF DESIGNATION

                                                                       EXHIBIT C



                                 FORM OF WARRANT

                                                                       EXHIBIT D

                               SECURITY AGREEMENT